UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     SEPTEMBER 8, 2003


                               IPEC HOLDINGS INC.
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             (Exact Name of registrant as specified in its charter)

NEVADA                             NO.0-30721              87-0621339
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State or other jurisdiction       (Commission             (IRS Employer
    of Corporation)               File Number)          Identification No.)

    RD#3, BOX 7-A, NORTHGATE INDUSTRIAL PARK, NEW CASTLE, PENNSYLVANIA 16105
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                    (Address of principal executive offices)

Registrant's telephone number, including area code    (800) 377-4732


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 8, 2003, IPEC Holdings Inc. (IPEC) engaged Beard Miller Company, LLP (Beard) as its new independent accountants, effective immediately. The decision to engage Beard was approved by IPEC's Audit Committee.

         During the years ended December 31, 2002 and 2001 and the subsequent interim period through the date of this Form 8-K, neither IPEC nor anyone on its behalf consulted Beard on any of the matters or reportable events listed in
Item 304 (a)(2)(i) and (ii) and Regulation S-B.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IPEC HOLDINGS INC.


Dated:  September 12, 2003           By: /s/ SHAWN C. FABRY
                                        -----------------------
                                        Chief Financial Officer